Risk Management and Fair Values - Schedule of Subsidiaries are not Subject to Externally Imposed Capital Requirements (Details) - USD ($)	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Schedule of Subsidiaries are not Subject to Externally Imposed Capital Requirements [Abstract]
Total loans	$ 877,904	$ 1,875,355
Less: cash and cash equivalents	(221,841)	(748,721)
Net debt	656,063	1,126,634
Total equity	$ 9,628,123	$ 4,989,769
Gearing ratio	7.00%	23.00%